SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                (AMENDMENT NO. 1)


                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) January 7, 2003


                        NEUROTECH DEVELOPMENT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                 0-15179            06-1100063
     ----------------------------     ------------     -------------------
     (State or other jurisdiction     (Commission)      (I.R.S. employer
          of incorporation)           file number)     identification no.)


                 10 Cedar Swamp Road, Glen Cove, New York 11542
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (516) 671-2400
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)
       Items 1 through 3 and Items 5, 6, 8 and 9 are not included in this report because they are not applicable.



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Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

    (A)   Engagement of New Independent Accountants

          (i) Effective November 21, 2002, Neurotech Development's (the "Company") accounting relationship with Holtz, Rubenstein & Co., LLP ("Holtz Rubenstein") was severed at their request for the ostensible reasons stated in their letter to the Securities and Exchange Commission, ("SEC"), dated January 16, 2003. Prior to that date the only reasons advanced to the Company by Holtz Rubenstein, was a heated disagreement concerning fees, which was addressed in the Company's letter to the SEC, dated January 27, 2003 and the threat by the Company to bring suit against Holtz Rubenstein for its refusal to proceed without additional funds and for directly and proximately causing the Company to sustain a financial loss on a significant Chinese construction contract. These issues were also discussed in a letter from the Company to the SEC, misdated, January 21, 2003, but actually signed on January 27, 2003 and sent to the SEC on January 28, 2003 by Airborne Express. The letter further accuses Holtz Rubenstein of "papering over" its reasons for the termination of the accounting relationship to obfuscate that the sole issue was in reality, about fees.

          (ii) Holtz Rubenstein never performed accounting services for the Company that resulted in the issuance of a financial statement. To the extent that the issue was raised by Holtz Rubenstein and refuted by the Company in its misdated letter referred to above, there was and is a disagreement as such term is defined in Item 304 of Regulation S-K, promulgated by the SEC and involves a reportable event as such term is defined in Item 304 (a)(1)(iv) of Regulation S-B promulgated by the SEC. Prior to November 21, 2002 and for the two preceding years, there never was a disagreement concerning a reportable event with any of the Company's auditors BDO Seidman/Shanghai or Weaver and Tidwell LLP.

          (iii) Effective January 2, 2003, Neurotech Development Corporation engaged the accounting firm of Sherb & Co., LLP ("Sherb") as Neurotech Development Corporation's new independent accountants to audit the Registrants financial statements for the fiscal year ending June 30, 2002. The engagement of Sherb was approved by the Board of Directors of the Company.

          (iv) During the two most recent years and the subsequent interim period through the date of this report, neither the Company, nor anyone on its behalf, has consulted with the Sherb regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(2)(i) and (ii) of regulation S-B and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as that term is defined in Item 304
                  (a)(1)(iv) of Regulation S-B.



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

    (C)   Exhibits

          Exhibit 16.2 Letter from Holtz Rubenstein to the SEC dated January 16, 2003

          Exhibit 16.3     Misdated letter from Company to SEC dated January 21,
                           2003

          Exhibit 16.4     Letter from Company to SEC dated January 27, 2003






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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                        NEUROTECH DEVELOPMENT CORPORATION

                        Dated:  March 24, 2003

                        By:     /s/ Bernard Artz
                                ------------------------------------
                        Name:   Bernard Artz
                        Title:  Chairman and Chief Financial Officer








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

                               TABLE OF EXHIBITS


          Exhibits         Description
          ------------     -----------------------------------------------------
          Exhibit 16.2     Letter from Holtz Rubenstein to the SEC dated January
                           16, 2003

          Exhibit 16.3     Misdated letter from Company to SEC dated January 21,
                           2003

          Exhibit 16.4     Letter from Company to SEC dated January 27, 2003




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